Summary prospectus

Global / international equity mutual fund

Delaware Ivy Pzena International Value Fund

Nasdaq ticker symbols
Class A	ICDAX
Class B	ICDBX
Class C	ICDCX
Class I	ICVIX
Class R6 (formerly, Class N)	ICNGX
Class R	IYCUX
Class Y	ICDYX

July 29, 2021

Before you invest, you may want to review the Fund’s statutory prospectus (and any supplements thereto), which contains more information about the Fund and its risks. You can find the Fund’s statutory prospectus and other information about the Fund, including its statement of additional information and most recent reports to shareholders, online at ivyinvestments.com/prospectus. You can also get this information at no cost by calling 888 923-3355. The Fund’s statutory prospectus and statement of additional information, both dated July 29, 2021 (and any supplements thereto), are incorporated by reference into this summary prospectus.

Summary prospectus
Delaware Ivy Pzena International Value Fund

(formerly, Ivy Pzena International Value Fund)

On April 30, 2021, the funds in this prospectus (Funds) became part of Delaware Funds® by Macquarie and Delaware Management Company became each Fund’s investment manager (hereinafter, the Funds and other legacy Ivy Funds are referred to as Transaction Funds to differentiate them from the other Delaware Funds by Macquarie, the non-Transaction Funds).

What is the Fund’s investment objective?

Delaware Ivy Pzena International Value Fund seeks to provide capital appreciation.

What are the Fund’s fees and expenses?

Delaware Distributors, L.P. (Distributor), the Fund’s distributor, and/or Waddell & Reed Services Company, doing business as WI Services Company (WISC), the Fund’s transfer agent, have voluntarily agreed to waive all or a portion of its 12b-1 fees and/or shareholder servicing fees to cap the total annual ordinary fund operating expenses (which would exclude interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, if any) in order to allow the Class Y expense rate to float to the Class A expense rate and to allow the Class R6 expense rate to float to the Class I expense rate from July 29, 2021 until such time as the voluntary expense cap is discontinued. This waiver is voluntary and may be modified or discontinued by the Distributor or WISC at any time, and without further notice.

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales-charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Transaction Funds. More information about these and other discounts is available from your financial intermediary, in the Fund’s Prospectus under the section entitled “About your account,” and in the Fund’s statement of additional information (SAI) under the section entitled “Purchasing Shares.” The Fund's Class B shares are not available for purchase by new or existing investors, but are available for dividend reinvestment and exchanges.

Shareholder fees (fees paid directly from your investment)

Class	A		B		C		I	R6	R	Y
Maximum sales charge (load) imposed on purchases as a percentage of offering price	5.75%		none		none		none	none	none	none
Maximum contingent deferred sales charge (load) as a percentage of original purchase price or redemption price, whichever is lower	1.00%	[1]	5.00%	[1]	1.00%	[1]	none	none	none	none
Maximum account fee	none		none		none		none	none	none	none

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Class	A		B		C		I		R6		R		Y
Management fees	1.00%		1.00%		1.00%		1.00%		1.00%		1.00%		1.00%
Distribution and service (12b-1) fees	0.25%		1.00%		1.00%		none		none		0.50%		0.25%
Other expenses	0.51%		2.24%		0.52%		0.33%		0.15%		0.40%		0.32%
Total annual fund operating expenses	1.76%		4.24%		2.52%		1.33%		1.15%		1.90%		1.57%
Fee waivers and expense reimbursements	(0.21%)	[2]	(0.21%)	[2]	(0.21%)	[2]	(0.21%)	[2]	(0.21%)	[2]	(0.21%)	[2]	(0.21%)	[2]
Total annual fund operating expenses after fee waivers and expense reimbursements	1.55%		4.03%		2.31%		1.12%		0.94%		1.69%		1.36%

[1]

For Class A shares, a 1% contingent deferred sales charge (CDSC) is only imposed on Class A shares that were purchased prior to July 1, 2021 at net asset value (NAV) for $1 million or more that are subsequently redeemed within 12 months of purchase, or on shares that were purchased after July 1, 2021 at net asset value (NAV) for $1 million or more that are subsequently redeemed within 18 months of purchase. For Class B shares, the CDSC declines from 5% for redemptions within the first year of purchase, to 4% for redemptions within the second year, to 3% for redemptions within the third and fourth years, to 2% for redemptions within the fifth year, to 1% for redemptions within the sixth year and to 0% for redemptions after the sixth year. For Class C shares, a 1% CDSC applies to redemptions within 12 months of purchase.

[2]

Delaware Management Company (Manager), the Fund’s investment manager, has contractually agreed to reduce the management fee paid by the Fund by an annual rate of 0.21% of average daily net assets from July 29, 2021 through July 29, 2022.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. In addition, the example shows expenses for Class B shares, assuming those shares were not redeemed at the end of those periods. The example also assumes that your investment has a 5% return each year and reflects the applicable expense waivers and reimbursements for the 1-year contractual period and the total operating expenses without waivers for years 2 through 10. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	A	(if not redeemed) B	B	C	I	R6	R	Y
1 year	$724	$405	$805	$234	$114	$96	$172	$138
3 years	$1,078	$1,268	$1,568	$765	$401	$345	$577	$475
5 years	$1,456	$2,144	$2,244	$1,322	$709	$613	$1,007	$835
10 years	$2,513	$3,870	$3,870	$2,653	$1,583	$1,379	$2,205	$1,850

Summary prospectus
Delaware Ivy Pzena International Value Fund

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 20% of the average value of its portfolio.

What are the Fund’s principal investment strategies?

Delaware Ivy Pzena International Value Fund invests at least 80% of its net assets in equity securities of issuers located in, or with significant business, assets, or operations in, countries throughout the world other than the United States. In managing the Fund’s assets, Pzena Investment Management, LLC (Pzena), the Fund’s sub-advisor, looks to invest in companies from a universe generally consisting of the 1,500 largest non-US companies that it believes are undervalued on the basis of current price to an estimated normal level of earnings. The Fund generally invests up to 10% of its portfolio in emerging markets. A company is considered to be located in an emerging market country if it is organized under the laws of, or has a principal office in, an emerging country; if it has a class of securities whose principal securities market is in an emerging country; if it derives 50% or more of its total revenue from goods produced, sales made or services provided in one or more emerging countries; or if it maintains 50% or more of its assets in one or more emerging countries. Pzena has discretion to determine which countries are regarded as emerging markets, although those classified by Morgan Stanley Capital International (MSCI) as emerging typically will be included, together with other countries having similar characteristics.

The Fund’s portfolio generally will consist of 60 to 80 stocks identified through a research-driven, bottom-up security selection process based on fundamental research, with relative sizing based on valuation, risk and diversification. The Fund seeks to invest in stocks that, in the opinion of Pzena, sell at a substantial discount to their intrinsic value, but have solid long-term prospects. The Fund primarily invests in common stocks. From time to time, the Fund may have a significant portion of its assets invested in securities of companies in the same economic sector.

In evaluating an investment by the Fund, Pzena focuses on the company’s underlying financial condition and business prospects, considering estimated earnings, economic conditions, degree of competitive or pricing pressures and the experience and competence of management, among other factors.

In Pzena’s opinion, normal earnings provide a more accurate measure for evaluating a company’s performance by smoothing out extreme high and low periods of performance; therefore, this is the measure on which Pzena focuses. Securities considered for investment typically will include companies undergoing temporary stress in the present business environment, but where Pzena judges there is a management plan or other mechanism by which earnings can be restored to the normal level. Furthermore, Pzena seeks companies with attributes that provide downside valuation protection, such as trough levels of cash flow and liquidation value. Pzena employs a classic value investment approach for the Fund (i.e., constructing a portfolio of securities that are undervalued relative to their long-term earnings power).

Pzena’s sell discipline is guided by the same ranking system with which Pzena originally screens the investment universe. Pzena typically sells a security when it reaches the midpoint of its proprietary screening model which Pzena judges to be “fair value;” however, Pzena may hold a security beyond this point in order to maintain a desired level of diversification. Pzena also may sell a security to take advantage of what it believes are more attractive opportunities, when there is a change in company fundamentals or to raise cash.

What are the principal risks of investing in the Fund?

Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund’s portfolio. An investment in the Fund may not be appropriate for all investors. The Fund’s principal risks include:

Market risk — The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Value stock risk — The risk that the value of a security believed by the sub-advisor to be undervalued may never reach what is believed to be its full value; such security’s value may decrease or such security may be appropriately priced. Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the opinion of the Manager, undervalued.

Foreign risk — The risk that foreign securities (particularly in emerging markets) may be adversely affected by political instability, changes in currency exchange rates, inefficient markets and higher transaction costs, foreign economic conditions, the imposition of economic or trade sanctions, or inadequate or different regulatory and accounting standards.

Currency risk — The risk that fluctuations in exchange rates between the US dollar and foreign currencies and between various foreign currencies may cause the value of an investment to decline.

Emerging markets risk — The risk associated with international investing will be greater in emerging markets than in more developed foreign markets because, among other things, emerging markets may have less stable political and economic environments. In addition, there often is substantially less publicly available information about issuers and such information tends to be of a lesser quality. Economic markets and structures tend to be less mature and diverse and the securities markets may also be smaller, less liquid, and subject to greater price volatility.

Financials sector risk — The risk that investment risks associated with investing in securities in the financials sector, in addition to other risks, include extensive governmental regulation and/or nationalization that affects the scope of their activities, the prices they can charge and the amount of

Summary prospectus
Delaware Ivy Pzena International Value Fund

capital they must maintain; adverse effects from increases in interest rates; effects on profitability by loan losses, which usually increase in economic downturns; the severe competition to which banks, insurance, and financial services companies may be subject; and increased interindustry consolidation and competition in the financials sector. The impact of more stringent capital requirements, recent or future regulation on any individual financial company or recent or future regulation on the financials economic sector as a whole cannot be predicted.

Industry and sector risk — The risk that the value of securities in a particular industry or sector (such as financial services or manufacturing) will decline because of changing expectations for the performance of that industry or sector.

Liquidity risk — The possibility that investments cannot be readily sold within seven calendar days at approximately the price at which a fund has valued them.

IBOR risk — The risk that changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference LIBOR or a similar rate. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

Active management and selection risk — The risk that the securities selected by a fund’s management will underperform the markets, the relevant indices, or the securities selected by other funds with similar investment objectives and investment strategies. The securities and sectors selected may vary from the securities and sectors included in the relevant index.

The Manager is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). Other than Macquarie Bank Limited (MBL), a subsidiary of MGL and an affiliate of the Manager, none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Fund is governed by US laws and regulations.

How has Delaware Ivy Pzena International Value Fund performed?

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for the 1-, 5-, and 10-year periods compare with those of a broad measure of market performance. On April 30, 2021, the Fund became part of Delaware Funds® by Macquarie and Delaware Management Company became the Fund’s investment manager; however, the portfolio managers have not changed. The returns shown from before April 30, 2021 are from the Fund’s prior investment manager. The Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. The returns reflect any expense caps in effect during these periods. The returns would be lower without the expense caps. You may obtain the Fund’s most recently available month-end performance by calling 888 923-3355 or by visiting our website at ivyinvestments.com.

Effective July 31, 2018, the name of the Fund changed from Ivy Cundill Global Value Fund to Ivy Pzena International Value Fund, the Fund’s subadviser changed to Pzena, and the Fund changed its investment strategy to invest in equity securities of issuers located in, or with significant business, assets, or operations in, countries throughout the world other than the United States. The Fund’s performance prior to July 31, 2018 reflects the Fund’s former strategy; its performance may have differed if the Fund’s current strategy had been in place.

Calendar year-by-year total return (Class A)

As of June 30, 2021, the Fund’s Class A shares had a calendar year-to-date return of 14.37%. During the periods illustrated in this bar chart, Class A’s highest quarterly return was 24.06% for the quarter ended Dec. 31, 2020, and its lowest quarterly return was -30.45% for the quarter ended March 31, 2020. The maximum Class A sales charge of 5.75%, which is normally deducted when you purchase shares, is not reflected in the highest/lowest quarterly returns or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual total returns in the table below do include the sales charge.

Summary prospectus
Delaware Ivy Pzena International Value Fund

Average annual total returns for periods ended December 31, 2020

	1 year	5 years	10 years or lifetime
Class A return before taxes	2.27%	5.48%	3.67%
Class A return after taxes on distributions	2.01%	4.56%	3.19%
Class A return after taxes on distributions and sale of Fund shares	1.53%	4.11%	2.81%
Class B return before taxes	-0.50%	4.25%	3.05%
Class C return before taxes	5.22%	5.56%	3.40%
Class I return before taxes	6.48%	6.71%	4.54%
Class R6 return before taxes (lifetime: 7/31/14-12/31/20)	6.69%	6.89%	2.16%
Class R return before taxes (lifetime: 12/19/12-12/31/20)	5.92%	6.10%	4.81%
Class Y return before taxes	6.29%	6.46%	4.33%
MSCI EAFE (Europe, Australasia, Far East) Value Index (net) (reflects no deduction for fees, expenses or taxes)	-2.63%	4.20%	3.37%
MSCI EAFE (Europe, Australasia, Far East) Value Index (gross) (reflects no deduction for fees, expenses or taxes)	-2.10%	4.82%	3.96%
Morningstar Foreign Large Value Category Average (net of fees and expenses)	0.88%	5.34%	3.61%

After-tax performance is presented only for Class A shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on the investor’s individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-advantaged investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts (IRAs). The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes.

Who manages the Fund?

Investment manager

Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)

Sub-Advisor

Pzena Investment Management, LLC (Pzena)

Portfolio managers	Title with Pzena	Start date on the Fund
John P. Goetz	Portfolio Manager, Managing Principal, and Co-Chief Investment Officer	July 2018
Caroline Cai, CFA	Portfolio Manager, Managing Principal, and Senior Research Analyst	July 2018
Allison J. Fisch	Portfolio Manager, Principal, and Senior Research Analyst	July 2018

Purchase and redemption of Fund shares

The Fund’s shares are redeemable. You may purchase or redeem shares on any business day at the Fund’s NAV per share next calculated after your order is received in proper form by Waddell & Reed Services Company, doing business as WI Services Company (WISC) if your account is held directly by the Fund (Direct Accounts) or by your broker-dealer or other financial intermediary if your account is held by the financial intermediary on a networked or omnibus basis with the Funds. Purchases and redemptions are subject to any applicable sales charge. For Direct Accounts, requests to purchase or redeem shares may be submitted in writing to WISC at P.O. Box 219722, Kansas City, MO 64121-9722 (all share classes), by telephone (888 923-3355) (Class A, B and C shares) or via the internet if you have completed an Express Transaction Authorization Form (ivyinvestments.com) (Class A, B and C shares). If your shares are not held in a Direct Account (such as for Class R6 shares and Class R shares), please contact your broker-dealer, financial advisor, plan administrator, third-party record keeper or other applicable financial intermediary to purchase or sell shares of the Fund. The Fund’s Class B shares are not available for purchase by new or existing investors, but are available for dividend reinvestment and exchanges.

The Fund’s initial and subsequent investment minimums generally are as follows, although the Fund and/or the Distributor may reduce or waive the minimums in some cases.

For Class A and Class C shares, the minimum investment is generally $750, and subsequent investment can be made in any amount. For accounts opened with Automatic Investment Service (AIS), the minimum investment is generally $150, and subsequent investment can be made for as little as $50. For accounts established through payroll deductions and salary deferrals minimum investments may be made in any amount. For Class I, Class R6, Class R, and Class Y shares, please check with your broker-dealer, plan administrator or third-party record keeper for information about minimum investment requirements.

Please refer to the Fund’s prospectus and statement of additional information for more details regarding the purchase and sale of Fund shares.

Summary prospectus
Delaware Ivy Pzena International Value Fund

Tax information

The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA, in which case your distributions may be taxed as ordinary income when withdrawn from the tax-advantaged account.

Payments to broker/dealers and other financial intermediaries

If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

This page intentionally left blank

This page intentionally left blank

This page intentionally left blank

This page intentionally left blank

This page intentionally left blank

This page intentionally left blank

IVSUM-ICDAX 7/21